UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 26, 2005
                                                  -----------------------------


                        TUMBLEWEED COMMUNICATIONS CORP.
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            (Exact name of registrant as specified in its charter)


            Delaware                   000-26223                 94-3336053
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
       incorporation)                                       Identification No.)


        700 Saginaw Drive, Redwood City, California                 94063
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (650) 216-2000
                                                    ---------------------------


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02     Results of Operations and Financial Condition

         On July 26, 2005, Tumbleweed Communications Corp. announced its financial results for the quarter and six months ended June 30, 2005 as well as forward-looking statements relating to the third quarter of 2005. A copy of the press release is furnished as exhibit 99.1 hereto.

9.01     Financial Statements and Exhibits

(c)      Exhibits.

         99.1 Press Release dated July 26, 2005, entitled "Tumbleweed Announces Record Revenue for Second Quarter of 2005"

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               TUMBLEWEED COMMUNICATIONS CORP.


                                               By: /s/ Bernard J. Cassidy
                                                  -----------------------------
                                               Name:  Bernard J. Cassidy
                                               Title: Secretary


Date:  July 26, 2005

                                 EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

   99.1 Press Release dated July 26, 2005, entitled "Tumbleweed Announces Record Revenue for Second Quarter of 2005"

                                                                  Exhibit 99.1

[TUMBLEWEED GRAPHIC OMITTED]


                                                            Investor Contacts:
                                                  Tim Conley, VP Finance & CFO
                                               Tumbleweed Communications Corp.
                                                                  650-216-2060
                                                     tim.conley@tumbleweed.com

                                                   Charles Messman/Todd Kehrli
                                                                 MKR Group LLC
                                                                  818-556-3700
                                                              ir@mkr-group.com

FOR IMMEDIATE RELEASE


                      TUMBLEWEED ANNOUNCES RECORD REVENUE


                          FOR SECOND QUARTER OF 2005


  Revenue Increase of 25%; Operations Continue to Generate Positive Cash Flow


Redwood City, CA - July 26, 2005 - Tumbleweed(R) Communications Corp. (NASDAQ:TMWD), a leading provider of email security, file transfer security, and identity validation software and appliances, today reported results for the second quarter ended June 30, 2005. Tumbleweed reported Q2-05 revenue of $12.5 million, up 25% from $10.0 million in Q2-04; a net loss of $791,000, compared to a net loss of $3.3 million in Q2-04; and non-GAAP income, which excludes certain items described below, of $37,000, compared to a non-GAAP loss of $1.6 million in Q2-04. Net loss per share was $(0.02). Non-GAAP income per share was $0.00. Cash balances grew by $497,000 in the quarter to $22.3 million at June 30, 2005.

"I am very pleased to announce record revenue," said Craig Brennan, Chief Executive Officer of Tumbleweed. "Clearly, our initiatives and investments to strengthen our product offerings and channels are the right strategies to meet customer needs and grow our business. New orders increased more than 40% year over year, providing for top-line growth of $2.5 million as well as an increase in deferred revenue. I look forward to building on this success in the second half of 2005."

"We continue to generate positive cash flow from operations," said Tim Conley, Chief Financial Officer of Tumbleweed. "As important, we demonstrated operating leverage with more than 65% of the year over year revenue increase directly contributing to an improvement in non-GAAP results."

Quarterly Highlights

Due to several recent, highly visible security breaches involving the loss of private consumer data, businesses and government agencies are increasingly aware of the need for secure, reliable communication methods. Tumbleweed leads the communication security market, with the industry's most comprehensive product portfolio for secure email and file exchanges. During the quarter Tumbleweed announced new features for both its MailGate email security suite and its SecureTransport managed file transfer solution, further enabling organizations to secure and protect confidential data as it moves across the Internet.

Tumbleweed's customer base grew this quarter, with more than 100 new customers purchasing products during the period. Tumbleweed entered into more than 500 customer contracts, including 150 with repeat customers, exclusive of maintenance renewals. Tumbleweed now has more than 1,200 enterprise and government customers.

Tumbleweed broadened its distribution and market reach by adding new channel partners and by nearly doubling the level of business received from resellers quarter over quarter.

Third Quarter Financial Outlook

     o Tumbleweed currently estimates that revenue for the third quarter of 2005 will range from $12.5 million to $13.5 million.

     o GAAP net loss is currently expected to range from $1.0 million to $400,000, or $(0.02) to $(0.01) per share.

     o Non-GAAP results are currently expected to range from break-even to a profit of $500,000, or $(0.00) to $0.01 per share. Per share amounts are based on approximately 48.3 million shares. Non-GAAP loss excludes amortization of intangibles, stock-based compensation expense and merger-related and other expenses estimated to be approximately $1.0 million.

Conference Call Information

Tumbleweed management will host a conference call at 2:00 p.m. PDT (5:00 p.m.
EDT) today to discuss these results. The call can be accessed by dialing 800-219-6110 and giving the company name, "Tumbleweed." Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. A replay of the conference call will be available two hours after the call for the following five business days by dialing 800-405-2236 and entering the following pass code: 11034150#. Also, the conference call will be available over the Internet at http://www.tumbleweed.com in the Investor Relations area of the site or by going to http://www.mkr-group.com.

Non-GAAP Information

The non-GAAP financial information included in this press release is not prepared in accordance with generally accepted accounting principals ("GAAP") as it excludes amortization of intangible assets, stock-based compensation expense, and merger-related and other expenses. Management believes that the presentation of non-GAAP information may provide useful information to investors because Tumbleweed has historically provided this information and understands that some investors consider it useful in evaluating Tumbleweed's expenses. Management also uses this non-GAAP information, along with GAAP information, in evaluating Tumbleweed's expenses. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. A reconciliation between net loss on a GAAP basis and non-GAAP net loss is provided in the attached financial statements.

About Tumbleweed Communications Corp.

Tumbleweed provides security solutions for email protection, file transfers, and identity validation that allow organizations to safely conduct business over the Internet. Tumbleweed offers these solutions in three comprehensive product suites: MailGate, SecureTransport and Valicert Validation Authority. MailGate provides protection against spam, viruses and attacks, and enables policy-based message filtering, encryption and routing. SecureTransport enables business to safely exchange large files and transactions without proprietary software. Valicert Validation Authority is the world-leading solution for determining the validity of digital certificates. Tumbleweed's enterprise and government customers include ABN Amro, Bank of America Securities, Catholic Healthcare West, JP Morgan Chase & Co., The Regence Group (Blue Cross/Blue Shield), St. Luke's Episcopal Healthcare System, the US Food and Drug Administration, the US Department of Defense, and all four branches of the US Armed Forces. Tumbleweed was founded in 1993 and is headquartered in Redwood City, Calif. For additional information about Tumbleweed go to www.tumbleweed.com or call 650-216-2000.

Safe Harbor Statement

Tumbleweed cautions that forward-looking statements contained in this press release are based on current plans and expectations, and that a number of factors could cause the actual results to differ materially from the guidance given at this time. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected, particularly with respect to Tumbleweed's financial outlook, revenue growth and model leverage, markets, products and services. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the Securities and Exchange Commission, particularly Tumbleweed's Form 10-K filed March 16, 2005 and Form 10-Q filed May 10, 2005.

Tumbleweed assumes no obligation to update information contained in this press release, including for example its guidance regarding its future performance, which represents Tumbleweed's expectations only as of the date of this release and should not be viewed as a statement about Tumbleweed's expectations after such date. Although this release may remain available on Tumbleweed's website or elsewhere, its continued availability does not indicate that Tumbleweed is reaffirming or confirming any of the information contained herein.


                                         Tumbleweed Communications Corp.
                                      Condensed Consolidated Balance Sheets
                                                  June 30, 2005
                                                    (in 000s)

                                                                                6/30/2005          12/31/2004
                          ASSETS                                               (unaudited)         (unaudited)
                          ------                                               -----------         -----------


CURRENT ASSETS
  Cash and cash equivalents                                                 $      22,314          $   21,435
  Accounts receivable, net                                                         10,175               7,459
  Other current assets                                                              1,304               1,544
                                                                           ------------------------------------

     TOTAL CURRENT ASSETS                                                          33,793              30,438
                                                                           ------------------------------------

Goodwill                                                                           48,074              48,074
Intangible assets, net                                                              5,638               7,299
Property and equipment, net                                                         1,317               1,316
Other assets                                                                          621                 589
                                                                           --------------------------------------
                TOTAL ASSETS                                                $      89,443          $   87,716
                                                                           ======================================

                    LIABILITIES & EQUITY
                    --------------------

CURRENT LIABILITIES
  Accounts payable                                                          $       1,118          $      324
  Current installments of long-term debt                                              267                 267
  Accrued liabilities                                                               5,566               5,006
  Accrued merger-related and other costs                                              386                 775
  Deferred revenue                                                                 15,751              13,915
                                                                           --------------------------------------

     TOTAL CURRENT LIABILITIES                                                     23,088              20,287
                                                                           --------------------------------------

LONG TERM LIABILITIES
  Long-term debt, excluding current installments                                       67                 200
  Accrued merger-related and other costs, excluding current portion                   125                 430
  Deferred revenue, excluding current portion                                       5,033               4,248
  Other long term liabilities                                                         146                 147
                                                                           --------------------------------------

     TOTAL LONG TERM LIABILITIES                                                    5,371               5,025
                                                                           --------------------------------------
     TOTAL LIABILITIES                                                             28,459              25,312
                                                                           --------------------------------------

STOCKHOLDERS' EQUITY
  Common stock                                                                         49                  48
  Additional paid-in capital                                                      351,313             351,122
  Treasury stock                                                                     (796)               (796)
  Deferred stock compensation expense                                                (293)               (525)
  Accumulated other comprehensive loss                                               (566)               (651)
  Accumulated deficit                                                            (288,723)           (286,794)
                                                                           --------------------------------------
     TOTAL STOCKHOLDERS' EQUITY                                                    60,984              62,404
                                                                           --------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $      89,443          $   87,716
                                                                           ======================================



                                         Tumbleweed Communications Corp.
                                 Condensed Consolidated Statements of Operations
                                                  June 30, 2005
                                         (in 000s, except per share data)

                                                                               Three Months Ended           Six Months Ended
                                                                                    June 30,                    June 30,
                                                                                  (unaudited)                 (unaudited)
                                                                         ------------------------------------------------------
                                                                               2005         2004          2005          2004
                                                                         ------------------------------------------------------
 REVENUE

  Product revenue                                                         $    5,271     $   4,544   $    9,713     $    8,517
  Service revenue                                                              6,434         5,134       12,549         10,716
  Intellectual property and other revenue                                        841           362        2,241            932
                                                                         ------------------------------------------------------

   NET REVENUE                                                                12,546        10,040       24,503         20,165
                                                                         ------------------------------------------------------
 COST OF REVENUE

 Cost of product and service revenue                                           2,056         1,426        3,783          2,650

 Amortization of intangible assets                                               510           510        1,020            817
                                                                         ------------------------------------------------------
 GROSS PROFIT                                                                  9,980         8,104        19,700        16,698

 OPERATING EXPENSES

  Research and development                                                     2,949         3,055         5,824         5,968

  Sales and marketing                                                          6,333         6,208        12,572        10,916

  General and administrative                                                   1,341         1,022         2,844         2,344
                                                                         ------------------------------------------------------

 SUB-TOTAL OPERATING EXPENSES                                                 10,623        10,285        21,240        19,228

  Stock-based compensation                                                        93           299           229           381

  Amortization of intangible assets                                              321           440           642           716

  Merger-related and other costs                                                 (96)          469           (96)          469
                                                                         ------------------------------------------------------

 TOTAL OPERATING EXPENSES                                                     10,941        11,493        22,015         20,794
                                                                         ------------------------------------------------------
 OPERATING LOSS                                                                 (961)       (3,389)       (2,315)        (4,096)

 NON-OPERATING INCOME

 Other income, net                                                               176            83           405            254
                                                                         ------------------------------------------------------

 NET LOSS BEFORE TAXES                                                          (785)       (3,306)       (1,910)        (3,842)

  Provision for income taxes                                                       6             6            19              1
                                                                         ------------------------------------------------------
 NET LOSS                                                                 $     (791)    $  (3,312)  $    (1,929)   $    (3,843)
                                                                         =======================================================

Shares used in computing basic and diluted net loss per share                 48,288        47,746        48,241         45,479

BASIC AND DILUTED NET LOSS PER SHARE                                      $    (0.02)    $   (0.07)  $     (0.04)   $     (0.08)
                                                                         =======================================================

Reconciliation to non-GAAP net income (loss)

NET LOSS                                                                  $     (791)    $  (3,312)  $    (1,929)   $    (3,843)
  Stock-based compensation                                                        93           299           229            381
  Amortization of intangible assets                                              831           950         1,662          1,533
  Merger-related and other costs                                                 (96)          469           (96)           469
                                                                         -------------------------------------------------------
NON-GAAP NET INCOME (LOSS)                                                $       37     $  (1,594)  $      (134)   $    (1,460)
                                                                         =======================================================

NON-GAAP BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                    $     0.00     $   (0.03)  $     (0.00)   $     (0.03)
                                                                         =======================================================
